UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 27, 2026

Lattice Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Lattice Semiconductor Corporation (“Lattice” or the “Company”) with the U.S. Securities and Exchange Commission for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on July 27, 2026 (the “Original Form 8-K”), in which the Company reported, among other things, the completion of the Company’s acquisition of AMI TopCo, Inc. (“AMI”) pursuant to that certain Agreement and Plan of Merger, dated as of May 4, 2026, by and among the Company, certain of its wholly owned subsidiaries, AMI and THL AMI Aggregator, LP (solely in its capacity as the representative of the securityholders of AMI) (the “Transaction”).

This Amendment amends the Original Form 8-K to provide the historical audited and unaudited financial statements of the business acquired and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Original Form 8-K in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Amendment does not amend any other item of the Original Form 8-K, and all other information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference in this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of AMI as of and for the years ended December 31, 2025 and December 31, 2024, and the notes related thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited condensed consolidated financial statements of AMI as of June 30, 2026 and for the six months ended June 30, 2026 and June 30, 2025, and the notes related thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheets of the Company as of July 4, 2026, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended January 3, 2026 and the six months ended July 4, 2026, in each case giving effect to the Transaction, and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors of AMI.

99.1	Audited consolidated financial statements of AMI as of and for the years ended December 31, 2025 and 2024, and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of AMI as of June 30, 2026 and for the six months ended June 30, 2026 and June 30, 2025, and the notes related thereto.

99.3	Unaudited pro forma condensed combined balance sheets of the Company as of July 4, 2026, and the unaudited pro forma condensed combined statements of operations of the Company for the year ended January 3, 2026 and the six months ended July 4, 2026, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Dated: October 13, 2026	By:	/s/ Tracy Feanny
Tracy Feanny
Senior Vice President and General Counsel